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                                                                   EXHIBIT 10.44

          Schedule of documents substantially similar to Exhibit 10.43


1. Real Estate Mortgage dated June 30, 2000 for Jameson Inn, Oakridge, Tennessee; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,850,000; Unconditional Guaranty of Payment and Performance

2. Real Estate Mortgage dated January 19, 2000 for Jameson Inn, Rome, Georgia; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,400,000

3. Real Estate Mortgage dated January 19, 2000 for Jameson Inn, Bessemer, Alabama; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,850,000; Unconditional Guaranty of Payment and Performance

4. Real Estate Mortgage dated May 26, 2000 for Jameson Inn, Warner Robins, Georgia; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,850,000

5. Real Estate Mortgage dated March 28, 2000 for Jameson Inn, Oakridge, Tennessee; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,775,000; Unconditional Guaranty of Payment and Performance

6. Real Estate Mortgage dated May 26, 2000 for Jameson Inn, Lagrange, Georgia; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,000,000

7. Real Estate Mortgage dated March 31, 2000 for Jameson Inn, Lafayette, Louisiana; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,900,000

8. Real Estate Mortgage dated June 16, 2000 for Jameson Inn, Pearl, Mississippi; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $2,400,000; Unconditional Guaranty of Payment and Performance

9. Real Estate Mortgage dated March 16, 2000 for Jameson Inn, Florence, Alabama; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,850,000; Unconditional Guaranty of Payment and Performance

10. Real Estate Mortgage dated March 16, 2000 for Jameson Inn, Oakridge, Tennessee; Assignment of Lease; Assignment of Operating Lease; Assignment of Fees and Income; Security Agreement; Adjustable Rate Note for $1,850,000; Unconditional Guaranty of Payment and Performance